EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS THIRD QUARTER 2017 RESULTS
~Gross Margin up 17%; Net Income up 27% ~

ST. LOUIS (November 2, 2017) – Perficient, Inc. (NASDAQ: PRFT) (“Perficient”), the leading digital transformation consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended September 30, 2017.

Financial Highlights

For the quarter ended September 30, 2017:
·	Revenue increased 4% to $123.7 million from $119.2 million for the third quarter of 2016;
·	Services revenue increased 11% to $114.1 million from $103.0 million for the third quarter of 2016;
·	Gross margin increased 17% to $42.6 million from $36.4 million for the third quarter of 2016;
·	Net income increased 27% to $7.0 million from $5.5 million for the third quarter of 2016;
·	GAAP earnings per share results on a fully diluted basis increased to $0.21 from $0.16 for the third quarter of 2016;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.34 from $0.26 for the third quarter of 2016; and

·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $19.2 million from $15.1 million for the third quarter of 2016.

“Double-digit services growth, coupled with strong bill rates, drove excellent margin expansion during the third quarter and enabled Perficient to deliver earnings per share at the high end of the provided range,” said Jeffrey Davis, Perficient’s chairman and chief executive officer. “Heading into 2018, we’re well-positioned to continue to generate strong cash flow, dependable growth and increased profitability.”

Other Highlights

Among other recent achievements, Perficient:
·
Received one Gold and one Silver Creativity International Award recognizing innovative design and development delivered by Perficient Digital for the Carhartt workwear clothing company and The Henry Ford history museum;

·
Received the Dell Boomi New Partner of the Year Award for exceptional collaboration and partnership as well as innovative client solutions that include an implementation alongside Pivotal, a software and services subsidiary of Dell Technologies; and

·
Added new customer relationships and follow-on projects with leading companies such as Ameren, Cedars-Sinai Medical Center, CooperVision, Eli Lilly & Co., Emerson Electric, Enterprise Rent-a-Car, Express Scripts, GM Financial, GreenDot Financial, Hunter Douglas, KAR Auction Services, Kaiser Permanente, Learning Care Group, MD Anderson Cancer Center, Mercer Advisors, Oil States International, Panasonic Avionics, Roche Diagnostics, Tokyo Electron Ltd., UDR, and United Airlines.

Visit www.perficient.com under the heading “Investor Relations” for additional Performance Highlights for the quarter ended September 30, 2017.

Business Outlook

Perficient expects its fourth quarter 2017 services and software revenue, including reimbursed expenses, to be in the range of $126.0 million to $140.0 million, comprised of $113.0 million to $119.0 million of revenue from services including reimbursed expenses and $13.0 million to $21.0 million of revenue from sales of software. Fourth quarter adjusted earnings per share (a non-GAAP measure; see attached schedule which reconciles to GAAP earnings per share guidance) is expected to be in the range of $0.32 to $0.38.

Perficient is adjusting and narrowing its previously provided full year 2017 revenue guidance to a range of $477.8 million to $491.8 million, and narrowing its full year 2017 adjusted earnings per share guidance (a non-GAAP measure; see attached schedule which reconciles to GAAP earnings per share guidance) to a range of $1.18 to $1.24.

Conference Call Details

Perficient will host a conference call regarding third quarter 2017 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports Third Quarter 2017 Results
WHEN: Thursday, November 2, 2017, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 855-246-0403 (U.S. and Canada); 414-238-9806 (International)
PARTICIPANT PASSCODE: 96042606
REPLAY TIMES: Thursday, November 2, 2017, at 1 p.m. Eastern, through Thursday, November 9, 2017, at 12 p.m.
REPLAY NUMBER: 855-859-2056 (U.S. and Canada); 404-537-3406 (International)
REPLAY PASSCODE: 96042606

About Perficient
Perficient is the leading digital transformation consulting firm serving Global 2000® and enterprise customers throughout North America. With unparalleled information technology, management consulting, and creative capabilities, Perficient and its Perficient Digital agency deliver vision, execution, and value with outstanding digital experience, business optimization, and industry solutions. Our work enables clients to improve productivity and competitiveness; grow and strengthen relationships with customers, suppliers, and partners; and reduce costs. Perficient’s professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Premier Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, an Adobe Premier Partner, and a Platinum Salesforce Consulting Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2017. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading “Risk Factors” in our most recently filed annual report on Form 10-K, and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
(3)   risks associated with uncertainties resulting from changes to policies and laws following the U.S. elections in November 2016;
(4)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients’ and our data and information;
e)	risks from international operations including fluctuations in exchange rates;
f)	changes to immigration policies;
g)	obtaining favorable pricing to reflect services provided;
h)	adapting to changes in technologies and offerings;
i)	risk of loss of one or more significant software vendors;
j)	making appropriate estimates and assumptions in connection with preparing our consolidated financial statements;
k)	maintaining effective internal controls; and
l)	changes to tax levels, audits, investigations, tax laws or their interpretation;
(5)    legal liabilities, including intellectual property protection and infringement or the disclosure of personally identifiable information;
(6)    risks associated with managing growth organically and through acquisitions; and
(7)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenues
Services	$114,144	$102,958	$319,825	$320,587
Software and hardware	6,323	11,184	22,591	31,907
Reimbursable expenses	3,271	5,011	9,367	14,897
Total revenues	123,738	119,153	351,783	367,391

Cost of revenues (exclusive of depreciation and amortization, shown separately below)
Cost of services	71,406	66,351	201,445	206,210
Software and hardware costs	5,168	10,194	18,860	27,348
Reimbursable expenses	3,271	5,011	9,367	14,897
Stock compensation	1,294	1,185	4,046	3,980
Total cost of revenues	81,139	82,741	233,718	252,435

Gross margin	42,599	36,412	118,065	114,956

Selling, general and administrative	24,742	22,466	71,978	70,144
Stock compensation	2,330	2,009	6,906	6,636
Total selling, general and administrative	27,072	24,475	78,884	76,780

Depreciation	1,123	1,212	3,587	3,619
Amortization	3,936	3,266	11,098	9,937
Acquisition costs	(100)	310	1,283	715
Adjustment to fair value of contingent consideration	(389)	(865)	(828)	(1,817)
Income from operations	10,957	8,014	24,041	25,722

Net interest expense	440	335	1,444	1,322
Net other (income) expense	(15)	89	(84)	94
Income before income taxes	10,532	7,590	22,681	24,306
Provision for income taxes	3,505	2,045	10,535	7,540
Net income	$7,027	$5,545	$12,146	$16,766

Basic earnings per share	$0.22	$0.16	$0.37	$0.49
Diluted earnings per share	$0.21	$0.16	$0.36	$0.48

Shares used in computing basic earnings per share	32,673	34,128	32,997	34,040
Shares used in computing diluted earnings per share	33,991	35,077	34,085	35,012

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2017 (unaudited)	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$2,448	$10,113
Accounts receivable, net	108,090	103,702
Prepaid expenses	4,550	3,353
Other current assets	1,776	5,331
Total current assets	116,864	122,499
Property and equipment, net	7,425	8,888
Goodwill	304,583	275,205
Intangible assets, net	55,282	45,115
Other non-current assets	6,435	4,869
Total assets	$490,589	$456,576

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,992	$18,416
Other current liabilities	28,052	27,637
Total current liabilities	40,044	46,053
Long-term debt	65,000	32,000
Other non-current liabilities	19,029	19,058
Total liabilities	124,073	97,111

Stockholders’ equity:
Common stock	47	46
Additional paid-in capital	400,405	379,094
Accumulated other comprehensive loss	(2,023)	(2,743)
Treasury stock	(153,569)	(126,442)
Retained earnings	121,656	109,510
Total stockholders’ equity	366,516	359,465
Total liabilities and stockholders’ equity	$490,589	$456,576

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying tables entitled “Reconciliation of GAAP to Non-GAAP Measures.”

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, stock compensation, acquisition costs, and adjustment to fair value of contingent consideration), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, net other income and expense, the impact of other infrequent or unusual transactions, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information used by Perficient’s management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees. Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to merger and acquisition-related activities which are expensed in its GAAP financial statements. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustment to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions and are inconsistent in amount and frequency from period to period.

Stock Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Perficient excludes stock-based compensation expense and the related tax effects for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because stock-based compensation is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

Write-off of Unamortized Credit Facility Fees
Perficient entered into a new credit agreement during the second quarter of 2017. In connection with the new agreement, the company wrote off unamortized credit facility fees associated with the former credit agreement. Perficient believes that excluding this non-cash write-off from its non-GAAP financial measures is useful to investors because the expense is infrequent and not reflective of the company’s business performance.

Tax Effect of China Repatriation
During the second quarter of 2017, Perficient determined that as a result of changes in the business and macroeconomic environment, the foreign earnings of the company’s Chinese subsidiary were no longer permanently reinvested. The company repatriated $4.8 million in June 2017 and an additional $4.8 million in July 2017. A provision for the expected taxes on repatriation of these earnings was recorded in the amount of $2.5 million during the second quarter of 2017. Perficient believes that excluding this incremental tax expense from its non-GAAP financial measures is useful to investors because this expense is infrequent and can cause comparison of current and historical financial results to be difficult.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Net Income	$7,027	$5,545	$12,146	$16,766
Adjustments:
Provision for income taxes	3,505	2,045	10,535	7,540
Amortization	3,936	3,266	11,098	9,937
Acquisition costs	(100)	310	1,283	715
Adjustment to fair value of contingent consideration	(389)	(865)	(828)	(1,817)
Write-off of unamortized credit facility fees	-	-	246	-
Stock compensation	3,624	3,194	10,952	10,616
Adjusted Net Income Before Tax	17,603	13,495	45,432	43,757
Adjusted income tax (1)	6,196	4,440	16,128	15,096
Adjusted Net Income	$11,407	$9,055	$29,304	$28,661

GAAP Earnings Per Share (diluted)	$0.21	$0.16	$0.36	$0.48
Adjusted Earnings Per Share (diluted)	$0.34	$0.26	$0.86	$0.82
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	33,991	35,077	34,085	35,012

(1) The estimated adjusted effective tax rate of 35.2% and 32.9% for the three months ended September 30, 2017 and 2016, respectively, and 35.5% and 34.5% for the nine months ended September 30, 2017 and 2016, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes. The estimated adjusted effective tax rate for the three and nine months ended September 30, 2017 excludes the tax impact of the China repatriation.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
GAAP Net Income	$7,027	$5,545	$12,146	$16,766
Adjustments:
Provision for income taxes	3,505	2,045	10,535	7,540
Net interest expense	440	335	1,444	1,322
Net other (income) expense	(15)	89	(84)	94
Depreciation	1,123	1,212	3,587	3,619
Amortization	3,936	3,266	11,098	9,937
Acquisition costs	(100)	310	1,283	715
Adjustment to fair value of contingent consideration	(389)	(865)	(828)	(1,817)
Stock compensation	3,624	3,194	10,952	10,616
EBITDAS (1)	$19,151	$15,131	$50,133	$48,792

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)

	Q4 2017		Full Year 2017
	Low end of adjusted goal	High end of adjusted goal	Low end of adjusted goal	High end of adjusted goal
GAAP EPS	$0.13	$0.24	$0.49	$0.60
Non-GAAP Adjustment (a):
Non-GAAP Reconciling Items	0.31	0.22	0.98	0.89
Tax Effect of Above Reconciling Items	(0.12)	(0.08)	(0.36)	(0.32)
Tax Effect of China Repatriation	-	-	0.07	0.07
Adjusted EPS	$0.32	$0.38	$1.18	$1.24

(a) Non-GAAP adjustment represents the impact of amortization expense, stock compensation, acquisition costs, adjustments to fair value of contingent consideration, and write-off of unamortized credit facility fees, net of the tax effect of these adjustments and the China repatriation, divided by fully diluted shares. The Company currently expects its Q4 2017 and full year 2017 GAAP effective income tax rate to be 35.0% and 43.0%, respectively.